EXHIBIT B

BYLAWS

OF

Temporary Time Capital, Inc

A COLORADO CORPORATION

ARTICLE I

OFFICES

The registered agent of the Corporation shall be located and situated in the State of Colorado. The Corporation may also have such other offices, within and/or without the State of Colorado, as the Board of Directors may from time to time decide or the business of the Corporation may require.

ARTICLE II

SHAREHOLDERS

Section 1. Annual Meetings.

The annual meeting of the shareholders, beginning with the year 2007 shall be held on the 10th day of the month of January, if not a Sunday or legal holiday, and if a Sunday or legal holiday, then on the next business day following, at 12 o'clock p.m. At such Annual Meeting, the shareholders shall elect the Board of Directors and transact such other business as may come before the meeting.

Section 2. Special Meetings.

Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President and shall be so called at the request, in a writing stating the purpose(s) of the requested Special Meeting, of a majority of the Board of Directors or of shareholders who together hold at least 50.1 % of the entire issued and outstanding capital stock of the Corporation and are entitled to vote. Business transacted at any special meeting of shareholders shall be limited to the purposes specifically described in the Notice of Meeting.

Section 3. Place of Meetings.

All meetings of the shareholders shall be held at such place, within or without the State of Nevada, as may be designated from time to time by the Board of Directors. If no designation is made, the place of the meeting shall be the principal offices of the Corporation.

Section 4. Notice of Meetings.

A written Notice of Meeting or, when applicable, Notice of Special Meeting, stating the purpose(s) for which the meeting is called and stating the place, date, and hour of the meeting, shall be delivered to each shareholder entitled to vote at such meeting not less than fourteen nor more than sixty days before the date of the meeting. If "delivery" is to be accomplished by mail, the Notice shall be deemed to be "delivered" when deposited in the United States mail, postage prepaid, addressed to the shareholder at the last address recorded for such shareholder in the stock ledger/book(s) of the Corporation.

A written Waiver of Notice, signed by the person(s) entitled to such notice, shall be deemed equivalent to the required notice.

Section 5. List of Shareholders.

At least twenty days prior to any meeting of shareholders, the officer in charge of the stock ledger/books of the Corporation shall make a complete list of all shareholders entitled to vote at the meeting, arranged in alphabetical order, showing the name, address, and number of shares held by each shareholder. Such list shall be produced and kept open at the principal offices of the Corporation for examination and/or inspection by any shareholder, for any purpose, during ordinary business hours, for a period of not less than twenty days immediately preceding the meeting. The list shall also be produced at, and kept open during, the meeting, and may be inspected by any shareholder who is present at the meeting.

Section 6. Quorum.

The holders of a majority of the issued and outstanding shares of the Corporation and entitled to vote, present in person or by proxy, shall constitute a quorum at any meeting of the shareholders. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting without notice to a future date at which a quorum shall be present. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Section 7. Proxies.

A written proxy, executed by a shareholder or his or her duly authorized attorney-in-fact and filed with the Secretary of the Corporation before or at the time of any meeting of shareholders, may be used to vote any or all of the voting shares of such shareholder. Unless specifically provided otherwise in the written proxy, no proxy shall be voted on after the first anniversary of its execution. Every proxy shall be revocable by the shareholder executing it, except where an irrevocable proxy is permitted by statute and the proxy specifically states that it shall be irrevocable.

Section 8. Voting.

When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the incorporating documents, a different vote is required, in which case such express provision shall govern and control the decision of such question. Unless otherwise provided in the incorporating documents or by statute, each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such shareholder. Shares of its own stock belonging to the Corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares.

Section 9. Written Consent.

Unless otherwise provided by law or in the incorporating documents, any action required to be taken at any meeting of shareholders of the Corporation, or any other action which may be taken at any meeting of the shareholders, may be taken without a meeting, without notice and without a vote, if a written consent, setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Any such consent shall be filed with the minutes of the Corporation.

Section 10: Depository Restrictions.

At any time the board of directors may restrict ownership of the shares of the corporation in any manner including, but not limited to, prohibiting securities intermediary registration, nominee holders of any kind, and residency holder restrictions.

ARTICLE III

BOARD OF DIRECTORS

Section 1. Function, Authority, and Compensation.

The property, business, and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or otherwise required to be exercised by the shareholders. The Board of Directors shall have the authority from time to time to fix the compensation of Directors and to authorize the payment of expenses relating to service on the Board.

Section 2. Number.

The Corporation shall have 2 Directors serving on the Board of Directors. The Corporation may increase or reduce the total number of Directors at any time by vote of the Board of Directors, or by resignation or death of a current Director.

Section 3. Election and Term.

Each person named in the Articles or Certificate of Incorporation as a member of the first Board of Directors shall hold such office until the First Meeting of Shareholders and until his or her successor shall have been elected and qualified or until his or her resignation, removal, or death.

At the First Meeting of Shareholders and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next election. Each Director shall hold such office until his or her successor shall have been elected and qualified or until his or her resignation, removal, or death.

Section 4. Vacancies.

Any vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the directors then in office, though less than a quorum of Directors, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until his or her resignation, removal, or death.

Section 5. Removal.

At any Annual Meeting of Shareholders or at a Special Meeting of Shareholders called expressly for such purpose, any Director(s) or the entire Board of Directors may be removed, with or without cause, by a majority vote of the issued and outstanding shares of the Corporation eligible to vote.

Section 6. Place of Meetings.

The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Colorado, at such place as may be designated from time to time by the Board. If no designation is made, the place of meetings shall be the principal offices of the Corporation.

Section 7. Notice of Meetings.

Regular meetings of the Board of Directors may be held with forty-eight (48) hours' notice on such dates and at such times as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the President on two days' notice to each director, by phone, mail, electronic mail, or telegram, setting forth the time, place, and purpose of the meeting. Special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of at least two directors.

Notice of a meeting need not be given to any Direc1tor who signs a Waiver of Notice either before or after a meeting. Attendance of a Director at a meeting shall constitute a Waiver of Notice of such meeting and a waiver of any and all objections to the place or time of the meeting, unless the Director states, at the beginning of the meeting, any objections to the transaction of business because the meeting was not lawfully called or convened.

Section 8. Telephonic Meetings and Action Without a Meeting.

Members of the Board of Directors may participate in a meeting of the Board as if present in person by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Any action required to be taken at a meeting of the Board or which may be taken at any meeting of the Board, may be taken without a meeting, if all Directors consent thereto in writing, and such writing(s) is/are filed with the Minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

Section 9. Voting.

A majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum is not present, a majority of the directors present may adjourn the meeting until an announced date and time.

Section 10. Presumption of Assent.

At any meeting of the Board at which action is taken on a corporate matter, each Director in attendance shall be presumed to assent to the action unless such director's dissent is entered in the Minutes of the meeting or unless any such dissent is filed with the Secretary.

ARTICLE IV

OFFICERS

Section 1. Positions.

The officers of the Corporation shall be elected by the Board of Directors and shall consist of a President, one or more Vice Presidents, a Secretary, and a Treasurer. The Board of Directors may also choose additional officers or assistant officers, and/or a Chairman of the Board.

Section 2. Election and Term.

At its first meeting and following each Annual Meeting of Shareholders, the Board shall elect the officers. Each officer shall hold his or her office until his or her successor shall be duly elected and qualified, or until his or her resignation, removal, or death.

Section 3. Removal.

Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of Directors.

Section 4. Salaries.

Officers' salaries shall be fixed from time to time by the Board of Directors.

Section 5. President.

The President shall be the chief executive officer of the Corporation and shall have general and active supervision and management of the business and affairs of the Corporation. He or she shall enforce and/or effect all orders and resolutions of the Board of Directors and shall preside at all Shareholders' and Board of Directors' meetings. The President shall have the authority to sign checks and to execute all bonds, deeds, mortgages, conveyances, contracts, and other instruments on behalf of the Corporation. The President shall have the power to appoint or hire such agents and employees as in his or her judgment may be necessary or proper for the transaction of the business or affairs of the Corporation.

Section 6. Vice President.

The Vice Presidents shall, in the absence of the President, perform and exercise the duties and powers of the President with the same force and effect as if performed by the President and shall generally assist the President and perform any duties given to him or her from time to time by the Board of Directors.

Section 7. Secretary.

The Secretary shall have custody of and maintain the non-financial corporate records of the Corporation and he or she shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President.

Section 8. Treasurer.

The Treasurer shall have the custody of the corporate funds and financial records and shall keep full and accurate accounts of receipts and disbursements. He or she shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President, the Board of Directors, and the Shareholders at regular meetings, or when the Board of Directors so requires, an account of all of his or her transactions as Treasurer and of the financial condition of the Corporation.

ARTICLE VI

STOCK CERTIFICATES

Section 1. Certificates for Shares.

Every holder of shares of the Corporation shall be entitled to have a certificate certifying the number of shares owned by that person. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors so to do, and sealed with the corporate seal. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate, a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 2. Transfer of Shares.

The Corporation shall register a Stock Certificate presented to it for transfer provided that it is properly endorsed by the holder of record or by his or her duly authorized representative, who shall furnish proper evidence of authority to transfer.

Section 3. Lost Certificate.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.

ARTICLE VII

FISCAL YEAR

The fiscal year of the Corporation shall be from July 1st to June 30th.

ARTICLE VIII

AMENDMENTS

These bylaws may be amended, revised, or repealed or new bylaws may be adopted by the shareholders or by the Board of Directors at any meeting of the shareholders or of the Board of Directors.

ARTICLE IX

INDEMNIFICATION

The Corporation shall indemnify to the full extent authorized or permitted by the general corporation law of the State of Nevada any person made, or threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative, or investigative, including an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation or serves or served any other enterprise as such at the request of the Corporation. This right of indemnification shall not be deemed exclusive of any other rights to which such persons may be entitled apart from this Article. The foregoing right of indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors, representatives, and administrators.